SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 30, 1997

                      Financial Asset Securitization, Inc.
               (Exact name of registrant as specified in charter)

 Virginia                      0-15483                   53-1526174
     (State or other jurisdiction  (Commission           (IRS Employer
      of incorporation)            File Number)       Identification No.)

          901 East Byrd Street, Richmond, Virginia               23219
              (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code (804) 344-7575



         (Former name or former address, if changed since last report.)


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      Item 1.     Changes in Control of Registrant.
                  Not Applicable.

      Item 2.     Acquisition or Disposition of Assets.
                  Not Applicable.

      Item 3.     Bankruptcy or Receivership.
                  Not Applicable.

      Item 4.     Changes in Registrant's Certifying Accountant.
                  Not Applicable.

      Item 5.     Other Events.

               On October 30, 1997, the Registrant caused the issuance and sale of $55,809,878 aggregate initial principal amount of Mortgage Participation Securities, Series 1997-1 (the "Securities") pursuant to the Series 1997-1 Pooling Agreement (the "Pooling Agreement"), dated as of October 1, 1997, by and between the Registrant, as Seller, and Norwest Bank Minnesota, National Association, as Trustee. The Securities were issued in one Class, with an Initial Principal Amount and a Pass-Through Rate as described below:

      Class                   Initial                Pass-Through
   Designation            Principal Amount               Rate

   Class A-1                $55,809,878                 (1)

      (1) The effective per annum interest rate borne by the Securities during the calendar month preceding the month in which the Distribution Date occurs (each, an "Interest Accrual Period") will equal a fraction, expressed as a percentage truncated at the fourth decimal place, the numerator of which is equal to the aggregate amount in respect of interest paid to the Securityholders for the related Interest Accrual Period multiplied by 12, and the denominator of which is the principal amount of the Securities immediately prior to such Distribution Date. The effective per annum interest rate borne by the Securities during the first Interest Accrual Period is projected to be approximately 6.8825%

         The Securities evidence, in the aggregate, the entire beneficial ownership interest in a trust (the "Trust"), which consists primarily of all or a portion of (i) nine classes of Guaranteed REMIC Pass-Through Certificates issued by FNMA representing beneficial ownership interests in nine separate Underlying FNMA Trusts (the "Pooled FNMA Certificates") and (ii) nine classes of Multiclass Mortgage Securities or Multiclass Mortgage Participation Certificates issued by FHLMC as part of nine separate Underlying FHLMC Series (the "Pooled FHLMC Certificates" and together with the Pooled FNMA Certificates, the "Pooled Certificates") transferred to the Trust by the Registrant pursuant to the Pooling Agreement. The Pooled Certificates were purchased by the Registrant in a privately-negotiated transaction with Bear, Stearns & Co. Inc. ("Bear") pursuant to a Purchase Agreement (the "Purchase Agreement"), dated October 1, 1997, by and between the Registrant, as Purchaser and Bear, as Seller.

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         The Class A-1 Securities have been sold by the Registrant to Bear pursuant to (i) an Underwriting Agreement (the "Underwriting Agreement"), dated October 28, 1997, by and between Bear and the Registrant and (ii) a Terms Agreement (the "Terms Agreement"), dated October 28, 1997, by and between Bear and the Registrant.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling Agreement.

Item 6.  Resignations of Registrant's Directors. Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibits

         1.1 Underwriting Agreement, dated October 28, 1997, by and between the Registrant and Bear, Stearns & Co. Inc.

         4.1 Series 1997-1 Pooling Agreement, dated as of October 1, 1997, by and between the Registrant, as Seller and Norwest Bank Minnesota, National Association, as Trustee (including exhibits).


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 28, 1997                         FINANCIAL ASSET SECURITIZATION, INC.




                                         By:  /s/ William E. Hardy
                                             ---------------------
                                         Name:  William E. Hardy

                                         Title:   Executive Vice President


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                                INDEX TO EXHIBITS


                                                                           Page

1.1      Underwriting Agreement, dated October 28, 1997, by and between
          Bear, Stearns & Co. Inc. and the Registrant..........................

4.1 Series 1997-1 Pooling Agreement, dated as of October 1, 1997, by and between the Registrant, as Seller, and Norwest Bank Minnesota,
         National Association, as Trustee......................................